March 14, 2022

CRM MUTUAL FUND TRUST

CRM Long/Short Opportunities Fund

Supplement to the Summary Prospectus and Prospectus dated October 28, 2021

Effective immediately, the CRM Long/Short Opportunities Fund (the “Fund”) Summary Prospectus and Prospectus are hereby amended to reflect a change to the minimum amount of an initial investment in the Fund.

The following replaces the second paragraph in the section entitled “Purchase and Sale of Fund Shares” in the Fund’s Summary Prospectus:

Shares are generally available for purchase and sale by registered investment advisers acting in a fiduciary capacity on behalf of their clients and by or through other qualified intermediaries and programs sponsored by such qualified financial intermediaries. Initial investments in the Fund are subject to a $10,000 minimum per registered investment adviser or qualified financial intermediary. Your financial intermediary may set different minimum investments or limitations on buying or selling shares. There is no minimum amount for additional investments in the Fund.

The following replaces the sentence which states the amount of the minimum initial investment for CRM Long/Short Opportunities Fund Institutional Shares and which is located in the sections entitled “Purchase and Sale of Fund Shares — CRM Long/Short Opportunities Fund” on page 33 and “Purchase of Shares — CRM Long/Short Opportunities Fund” on page 55 of the Prospectus:

Initial investments in the Fund are subject to a $10,000 minimum per registered investment adviser or qualified financial intermediary.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE